November 2023

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

INVESCO SENIOR INCOME TRUST - Common Shares – Cusip: 46131H107

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective.

The Board of Trustees (the “Board”) of Invesco Senior Income Trust (NYSE: VVR) (the “Fund”) approved an increase in the monthly distribution amount payable to common shareholders pursuant to the Fund’s Managed Distribution Plan (the “Plan”). Effective October 1, 2023, the Fund will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.0430 per share, an increase from a stated fixed monthly distribution amount of $0.0390 per share.

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-

DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	November 2023
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0916	95.02%	$0.0000	0.00%	$0.0048	4.98%	$0.0964
Invesco Senior Income Trust	$0.0228	53.02%	$0.0000	0.00%	$0.0202	46.98%	$0.0430

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) October 31, 2023*
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of 2022 Distribution	Per Share Amount	% of 2022 Distribution	Per Share Amount	% of 2022 Distribution
Invesco High Income Trust II	$0.4488	58.20%	$0.0000	0.00%	$0.3224	41.80%	$0.7712
Invesco Senior Income Trust	$0.3031	95.92%	$0.0000	0.00%	$0.0129	4.08%	$0.3160

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2023 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Fund	Fiscal Year-to-date March 1, 2023 to October 31, 2023			Five year period ending October 31, 2023
	FYTD Cumulative Total Return [1]	Cumulative Distribution Rate [2]	Current Annualized Distribution Rate [3]	Average Annual Total Return [4]
Invesco High Income Trust II	0.68%	7.12%	10.69%	2.41%
Invesco Senior Income Trust	8.02%	7.73%	11.93%	5.29%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2023 through April 30, 2023) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of October 31, 2023.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of October 31, 2023.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five year period ending October 31, 2023. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plan will be subject to periodic review by the Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by the Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For additional information, shareholders of the closed end fund may call Invesco at 800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.3 trillion in assets on behalf of clients worldwide as of September 30, 2023. For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT l NOT FDIC INSURED l NOT GUARANTEED BY THE BANK l MAY LOSE VALUE l NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

—Invesco—

December 2023

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

INVESCO SENIOR INCOME TRUST - Common Shares – Cusip: 46131H107

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective.

The Board of Trustees (the “Board”) of Invesco Senior Income Trust (NYSE: VVR) (the “Fund”) approved an increase in the monthly distribution amount payable to common shareholders pursuant to the Fund’s Managed Distribution Plan (the “Plan”). Effective October 1, 2023, the Fund will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.0430 per share, an increase from a stated fixed monthly distribution amount of $0.0390 per share.

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-

DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	December 2023
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0640	66.39%	$0.0000	0.00%	$0.0324	33.61%	$0.0964
Invesco Senior Income Trust	$0.0352	81.86%	$0.0000	0.00%	$0.0078	18.14%	$0.0430

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) November 30, 2023*
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of 2022 Distribution	Per Share Amount	% of 2022 Distribution	Per Share Amount	% of 2022 Distribution
Invesco High Income Trust II	$0.5404	62.29%	$0.0000	0.00%	$0.3272	37.71%	$0.8676
Invesco Senior Income Trust	$0.3259	90.78%	$0.0000	0.00%	$0.0331	9.22%	$0.3590

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2023 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Fund	Fiscal Year-to-date March 1, 2023 to November 30, 2023			Five year period ending November 30, 2023
	FYTD Cumulative Total Return [1]	Cumulative Distribution Rate [2]	Current Annualized Distribution Rate [3]	Average Annual Total Return [4]
Invesco High Income Trust II	5.58%	7.72%	10.29%	3.62%
Invesco Senior Income Trust	9.17%	8.78%	11.93%	5.85%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2023 through November 30, 2023) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of November 30, 2023.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of November 30, 2023.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five year period ending November 30, 2023. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plan will be subject to periodic review by the Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by the Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For additional information, shareholders of the closed end fund may call Invesco at 800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.3 trillion in assets on behalf of clients worldwide as of September 30, 2023. For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT l NOT FDIC INSURED l NOT GUARANTEED BY THE BANK l MAY LOSE VALUE l NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

—Invesco—

January 2024

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

INVESCO SENIOR INCOME TRUST - Common Shares – Cusip: 46131H107

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective.

The Board of Trustees (the “Board”) of Invesco Senior Income Trust (NYSE: VVR) (the “Fund”) approved an increase in the monthly distribution amount payable to common shareholders pursuant to the Fund’s Managed Distribution Plan (the “Plan”). Effective October 1, 2023, the Fund will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.0430 per share, an increase from a stated fixed monthly distribution amount of $0.0390 per share.

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-

DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	January 2024
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0462	47.93%	$0.0000	0.00%	$0.0502	52.07%	$0.0964
Invesco Senior Income Trust	$0.0384	89.30%	$0.0000	0.00%	$0.0046	10.70%	$0.0430

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) December 31, 2023*
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of 2023 Distribution	Per Share Amount	% of 2023 Distribution	Per Share Amount	% of 2023 Distribution
Invesco High Income Trust II	$0.6044	62.70%	$0.0000	0.00%	$0.3596	37.30%	$0.9640
Invesco Senior Income Trust	$0.3611	89.83%	$0.0000	0.00%	$0.0409	10.17%	$0.4020

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2023 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Fund	Fiscal Year-to-date March 1, 2023 to December 31, 2023			Five year period ending December 31, 2023
	FYTD Cumulative Total Return [1]	Cumulative Distribution Rate [2]	Current Annualized Distribution Rate [3]	Average Annual Total Return [4]
Invesco High Income Trust II	10.54%	8.27%	9.92%	5.18%
Invesco Senior Income Trust	10.58%	9.79%	11.90%	6.92%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2023 through December 31, 2023) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of December 31, 2023.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2023.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five year period ending December 31, 2023. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plan will be subject to periodic review by the Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by the Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For additional information, shareholders of the closed end fund may call Invesco at 800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.5 trillion in assets on behalf of clients worldwide as of December 31, 2023. For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT l NOT FDIC INSURED l NOT GUARANTEED BY THE BANK l MAY LOSE VALUE l NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

—Invesco—

February 2024

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

INVESCO SENIOR INCOME TRUST - Common Shares – Cusip: 46131H107

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective.

The Board of Trustees (the “Board”) of Invesco Senior Income Trust (NYSE: VVR) (the “Fund”) approved an increase in the monthly distribution amount payable to common shareholders pursuant to the Fund’s Managed Distribution Plan (the “Plan”). Effective October 1, 2023, the Fund will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.0430 per share, an increase from a stated fixed monthly distribution amount of $0.0390 per share.

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-

DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	February 2024
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0709	73.55%	$0.0000	0.00%	$0.0255	26.45%	$0.0964
Invesco Senior Income Trust	$0.0326	75.81%	$0.0000	0.00%	$0.0104	24.19%	$0.0430

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) January 31, 2024*
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of 2023 Distribution	Per Share Amount	% of 2023 Distribution	Per Share Amount	% of 2023 Distribution
Invesco High Income Trust II	$0.6506	61.35%	$0.0000	0.00%	$0.4098	38.65%	$1.0604
Invesco Senior Income Trust	$0.3995	89.78%	$0.0000	0.00%	$0.0455	10.22%	$0.4450

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2024 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Fund	Fiscal Year-to-date March 1, 2023 to January 31, 2024			Five year period ending January 31, 2024
	FYTD Cumulative Total Return [1]	Cumulative Distribution Rate [2]	Current Annualized Distribution Rate [3]	Average Annual Total Return [4]
Invesco High Income Trust II	10.50%	9.18%	10.02%	3.91%
Invesco Senior Income Trust	11.47%	10.88%	11.93%	6.34%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2023 through January 31, 2024) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of January 31, 2024.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2024.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five year period ending January 31, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plan will be subject to periodic review by the Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by the Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For additional information, shareholders of the closed end fund may call Invesco at 800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.5 trillion in assets on behalf of clients worldwide as of December 31, 2023. For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT l NOT FDIC INSURED l NOT GUARANTEED BY THE BANK l MAY LOSE VALUE l NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

—Invesco—

March 2024

INVESCO HIGH INCOME TRUST II - Common Shares – Cusip: 46131F101

INVESCO SENIOR INCOME TRUST - Common Shares – Cusip: 46131H107

DISTRIBUTION NOTICE

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective.

The Board of Trustees (the “Board”) of Invesco Senior Income Trust (NYSE: VVR) (the “Fund”) approved an increase in the monthly distribution amount payable to common shareholders pursuant to the Fund’s Managed Distribution Plan (the “Plan”). Effective October 1, 2023, the Fund will pay its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.0430 per share, an increase from a stated fixed monthly distribution amount of $0.0390 per share.

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-

DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	March 2024
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0573	59.44%	$0.0000	0.00%	$0.0391	40.56%	$0.0964
Invesco Senior Income Trust	$0.0330	76.74%	$0.0000	0.00%	$0.0100	23.26%	$0.0430

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) February 29, 2024*
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of 2023 Distribution	Per Share Amount	% of 2023 Distribution	Per Share Amount	% of 2023 Distribution
Invesco High Income Trust II	$0.7215	62.37%	$0.0000	0.00%	$0.4353	37.63%	$1.1568
Invesco Senior Income Trust	$0.4321	88.55%	$0.0000	0.00%	$0.0559	11.45%	$0.4880

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2024 will be made after the end of the year.

The monthly distributions are based on estimates and terms of the Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

The Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Fund Performance and Distribution Rate Information:

Fund	Fiscal Year-to-date March 1, 2023 to February 29, 2024			Five year period ending February 29, 2024
	FYTD Cumulative Total Return [1]	Cumulative Distribution Rate [2]	Current Annualized Distribution Rate [3]	Average Annual Total Return [4]
Invesco High Income Trust II	10.82%	10.08%	10.08%	3.53%
Invesco Senior Income Trust	12.65%	11.92%	11.93%	6.06%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2023 through February 29, 2024) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of February 29, 2024.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of February 29, 2024.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five year period ending February 29, 2024. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

The Plan will be subject to periodic review by the Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by the Fund may vary from time to time. Past amounts of dividends are no guarantee of future payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For additional information, shareholders of the closed end fund may call Invesco at 800-341-2929.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.5 trillion in assets on behalf of clients worldwide as of December 31, 2023. For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT l NOT FDIC INSURED l NOT GUARANTEED BY THE BANK l MAY LOSE VALUE l NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

—Invesco—